ALLIANCE
            -------------------------------------------------------
                                VARIABLE PRODUCTS
            -------------------------------------------------------
                                   SERIES FUND
            -------------------------------------------------------
                                U.S. GOVERNMENT/
            -------------------------------------------------------
                              HIGH GRADE SECURITIES
            -------------------------------------------------------
                                    PORTFOLIO
            -------------------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Alliance U.S. Government/High Grade Securities Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks a high level of current income consistent with the preservation of capital. The Portfolio invests principally in a portfolio of U.S. government securities, including mortgage-related securities and repurchase agreements relating to U.S. government securities, and other high-grade debt securities. The Portfolio also may invest in investment-grade corporate and other debt securities and in options and futures contracts. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                                                    7.88%
5 Years                                                                   6.57%
Since Inception (9/92)                                                    6.16%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For the 12-month period ending December 31, 2001, the Portfolio returned 7.88%, compared with 8.28% for its benchmark (a blend of 67% Lehman Brothers (LB) Government Bond Index and 33% LB Credit Bond Index). Although the Portfolio provided strong returns for the year, the Portfolio modestly underperformed its benchmark.

Credit spreads narrowed dramatically during the year and our overweighted allocation to the corporate sector, relative to the blended benchmark, contributed positively to performance. Our security selection within the corporate sector also contributed positively. In addition, our yield curve management throughout the year enhanced the Portfolio's performance. The yield curve steepened dramatically in response to the aggressive easing of monetary policy by the U.S. Federal Reserve. In anticipation of the steepening, we maintained a neutral duration structure. Late in the year, we shifted our duration structure to a moderate barbell in anticipation of stronger economic growth, coupled with an expected end to the Federal Reserve easing cycle. We also focused on long maturity, off the run Treasuries and intermediate, high coupon Treasuries to benefit from the ongoing Treasury buy-back program.

The Portfolio's mortgage allocation detracted from performance relative to our corporate holdings. Higher prepayment activity throughout the year dampened returns in that sector due to low interest rates.

MARKET REVIEW

Global economic growth continued to decelerate through 2001 with the U.S. entering an official recession. In the U.S., declining business investment, weaker export performance, lower equity valuations and a drop in consumer confidence coalesced to significantly slow the economy. In response, the U.S. Federal Reserve aggressively lowered interest rates 475 basis points from 6.50% to 1.75%, the lowest in four decades. Gross domestic product (GDP, the official measure of growth of the U.S. economy) declined through the year from 0.8% in the first half of the year to -1.3% in the third quarter.

The U.S. bond market was the beneficiary of a weakening economy, a poorer business climate for stocks and investors unwillingness to assume undue risk. Among traditional fixed income sectors, investment-grade corporates returned 10.40% benefiting from low interest rates, a steep yield curve and substantive market liquidity. Asset-backed securities followed at 9.81%, commercial mortgage-backed securities (CMBS) at 9.44%, agency securities at 8.31%, and mortgage-backed securities at 8.22%. Treasury securities posted the lowest return at 6.75%. Investors retreated to the safety of Treasuries on negative economic news throughout the year, as well as during the dramatic events of September 11. At year-end however, returns on Treasury securities were dampened by prospects of an economic recovery in 2002.

For the year, intermediate-term Treasuries delivered the strongest performance at 8.16%, helped in large part by the 475 basis point reduction in the federal funds rate. At the long-end, Treasuries returned 4.21%. Relative to shorter maturities, longer-maturity Treasuries were hurt

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

by the prospect that the U.S. Treasury would have to curtail, if not end, its buy-back of long-dated government bonds, given forecasts that budget deficits will reappear over the next few years.

Although 2001 was a challenging year for credit, returns were robust. As of December 31, 2001, corporate yields offered attractive average spreads of 165 basis points over Treasuries. Most of the elements that supported strong corporate bond returns in 2001 are still in place as we enter 2002, namely low nominal rates, a steep yield curve and substantial market liquidity. These factors allowed investment-grade companies to issue, at record volume, more than $600 billion in the face of economic softness and weakening earnings.

OUTLOOK

In the U.S. economy, accelerating liquidity, improving consumer confidence, a deceleration in the job-loss rate and signs of a turnaround in manufacturing activity point to a recovery in early 2002. We expect economic growth to advance throughout the year, with GDP reaching a 3.5% annualized pace by the fourth quarter. We believe the Federal Reserve's monetary policy will remain largely unchanged for the first half of the year with tighter policy expected in the latter half of 2002. In this environment, interest rates will likely, gradually trend higher, and the yield curve will flatten somewhat.

The Treasury market has a number of significant issues to deal with in 2002. Evidence is mounting that the U.S. economy is already recovering, lessening the chance of any incremental easing of monetary policy. The speed of the eventual recovery, however, is still in doubt. Given the huge amount of fiscal and monetary stimulus, chances are high that the economic rebound will be faster than expected. Finally, Treasury issuance will likely increase and may come earlier than anticipated. We expect the federal budget position to swing from a $127 billion surplus in fiscal year 2001 to a deficit of $85 billion in fiscal year 2002. It appears that U.S. Treasury Secretary Paul O'Neill plans to ask Congress to raise the nation's debt ceiling to $6.7 trillion, up from the current ceiling of $5.95 trillion, as the current debt limit could be reached in the first quarter of 2002.

In 2002, corporate new issue supply should moderate as corporations rein in capital expenditures and modest economic recovery ensues. We believe that earnings will continue to be weak in 2002, especially in the first half, and reported earnings will be volatile as new goodwill-related accounting standards are adopted. Rating downgrades will likely continue to exceed upgrades as rating agencies catch up to prospective fundamentals.

By industry, we currently favor telecommunications and banks. Debt restructuring is a priority for the telecommunications sector, with capital spending expected to be down from the levels of 2001, and credit profiles should improve. Spread levels in the industry remain attractive. A positively sloped yield curve and strong capitalization levels will continue to support credit quality in the banking sector. We are also currently bearish on basic industries and capital goods, as well as technology, whose performance should lag the economic upturn, and transportation, whose margins remain pressured.

We appreciate your investment in Alliance U.S. Government/High Grade Securities Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Matthew Bloom

Matthew Bloom
Vice President and Portfolio Manager

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

[The following table was depicted as a line chart in the printed material.]

67% LB Gov't Bond Index/33% LB Credit Bond Index:       $18,832
U.S. Gov't/High Grade Securities Portfolio:             $17,426

                    U.S. Government/High-Grade         (67% LB Gov'tBond Index
                       Securities Portfolio            33% LB Credit Bond Index)
-------------------------------------------------------------------------------
     9/30/92                $10,000                            $10,000
     12/31/92               $ 9,890                            $10,009
     12/31/93               $10,800                            $11,552
     12/31/94               $10,364                            $10,730
     12/31/95               $12,360                            $12,836
     12/31/96               $12,675                            $13,215
     12/31/97               $13,776                            $14,511
     12/31/98               $14,907                            $15,877
     12/31/99               $14,542                            $15,537
     12/31/00               $16,153                            $17,391
     12/31/01               $17,426                            $18,832


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The 67% Lehman Brothers Government Bond Index/33% Lehman Brothers Credit Bond Index represents a 67%-33% blend of both indices.

      The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 Year Government Index and the 20+ Year Treasury Index.

      The Lehman Brothers Credit Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady bonds.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception date for the Portfolio is 9/17/92.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY OBLIGATIONS-44.2%
FEDERAL AGENCIES-29.4%
Federal National Mortgage Association
   5.00%, 1/15/07 ...............................   $       2,260    $ 2,269,176
   5.375%, 11/15/11 .............................           1,240      1,204,591
   6.00%, 3/01/29 ...............................           1,117      1,096,085
   6.00%, 3/01/29 ...............................             979        960,850
   6.00%, 6/01/29 ...............................              25         24,907
   6.00%, 2/01/31 ...............................              57         55,841
   6.00%, 4/01/31 ...............................             147        143,923
   6.00%, 4/01/31 ...............................             726        710,213
   6.00%, 7/01/31 ...............................             900        880,117
   6.50%, 3/01/16 ...............................           2,976      3,033,690
   6.50%, 6/01/16 ...............................           2,000      2,038,740
   6.50%, 7/01/16 ...............................             649        661,743
   6.50%, 8/01/31 ...............................           1,400      1,400,000
   6.50%, 10/01/31 ..............................           6,424      6,424,400
   6.50%, 11/01/31 ..............................           2,750      2,749,863
   6.50%, 12/01/31 ..............................             435        435,000
   6.50%, 12/01/31 ..............................             303        303,395
   7.00%, 4/01/09 ...............................              64         66,514
   7.00%, 2/01/12 ...............................           1,020      1,059,309
   7.00%, 2/01/15 ...............................           1,377      1,424,110
   7.00%, 12/01/15 ..............................             275        284,450
   7.00%, 1/01/16 ...............................           1,500      1,551,555
   7.00%, 2/01/16 ...............................             489        505,821
Government National Mortgage Association
   6.50%, 1/15/29 ...............................           1,896      1,902,558
   6.50%, 3/15/29 ...............................              36         36,391
   6.50%, 12/15/30 ..............................             582        584,011
   6.50%, 11/15/31 ..............................           1,099      1,102,530
                                                                     -----------
                                                                      32,909,783
                                                                     -----------
U.S. TREASURY SECURITIES-14.8%
U.S. Treasury Bonds
   5.375%, 2/15/31 ..............................           2,840      2,798,735
   8.125%, 8/15/19 ..............................           2,515      3,175,590
   10.375%, 11/15/12 ............................           1,270      1,627,188
   12.00%, 8/15/13 ..............................             840      1,171,934
U.S. Treasury Notes
   5.00%, 8/15/11 ...............................             480        478,497
   5.75%, 8/15/03 ...............................             155        162,338
   6.00%, 8/15/04 ...............................           1,735      1,841,269
   6.50%, 5/31/02 ...............................             720        733,723
   6.50%, 10/15/06 ..............................           4,155      4,518,563
                                                                     -----------
                                                                      16,507,837
                                                                     -----------
Total U.S. Government/Agency Obligations
   (cost $49,184,500) ...........................                     49,417,620
                                                                     -----------
CORPORATE DEBT OBLIGATIONS-34.5%
AUTOMOTIVE-3.7%
Daimler-Chrysler NA Holding Corp.
   6.40%, 5/15/06 ...............................           1,025      1,026,066
Ford Motor Co.
   7.45%, 7/16/31 ...............................             215        197,534
Ford Motor Credit Co.
   6.125%, 4/28/03 ..............................              55         56,234
   6.70%, 7/16/04 ...............................           2,000      2,029,490
General Motors Acceptance Corp.
   6.875%, 9/15/11 ..............................             410        402,318
   8.00%, 11/01/31 ..............................             455        464,419
                                                                     -----------
                                                                       4,176,061
                                                                     -----------
BANKING-5.9%
Bank One Corp.
   7.625%, 10/15/26 .............................             215        229,328
   7.875%, 8/01/10 ..............................             620        683,768
Barclays Bank Plc
   8.55%, 6/15/11 (a) ...........................             415        463,390
Chase Manhattan Corp.
   6.375%, 4/01/08 ..............................             345        352,852
Citicorp
   6.375%, 11/15/08 .............................             350        355,937
Citigroup, Inc.
   6.75%, 12/01/05 ..............................             525        558,655
   7.25%, 10/01/10 ..............................             450        483,043
FleetBoston Financial Corp.
   4.875%, 12/01/06 .............................             450        437,908
Great Western Financial Trust II
   8.206%, 2/01/27 ..............................             800        789,378
J.P. Morgan Chase & Co.
   6.75%, 2/01/11 ...............................             805        825,450
Royal Bank of Scotland Group Plc
   7.648%, 9/30/31 ..............................             360        364,457
Standard Chartered Bank
   8.00%, 5/30/31 (a) ...........................             270        278,708
Unicredito Italiano Capital Trust
   9.20%, 10/29/49 (a) ..........................             575        640,622
Wachovia Corp.
   6.375%, 4/15/03 ..............................              75         78,247
                                                                     -----------
                                                                       6,541,743
                                                                     -----------
BROADCASTING/MEDIA-2.0%
Liberty Media Corp.
   8.25%, 2/01/30 ...............................             155        146,998
Time Warner Entertainment Co.
   8.375%, 3/15/23 ..............................           1,000      1,117,660
   8.375%, 7/15/33 ..............................             850        966,495
                                                                     -----------
                                                                       2,231,153
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
COMMUNICATIONS-6.8%
AT&T Corp.
   6.50%, 3/15/29 ...............................   $         950    $   820,992
   7.30%, 11/15/11 (a) ..........................             650        667,274
British Telecommunications Plc
   8.625%, 12/15/30 .............................             675        780,256
Qwest Capital Funding, Inc.
   7.90%, 8/15/10 ...............................           1,000      1,018,915
Sprint Capital Corp.
   7.625%, 1/30/11 ..............................           1,110      1,167,798
Verizon Global Funding Corp.
   7.75%, 12/01/30 ..............................             575        641,936
Verizon Wireless, Inc.
   2.27%, 12/17/03 (a) ..........................           1,750      1,750,130
WorldCom, Inc.
   8.25%, 5/15/31 ...............................             715        757,956
                                                                     -----------
                                                                       7,605,257
                                                                     -----------
COMMUNICATIONS-MOBILE-0.7%
AT&T Wireless Services, Inc.
   8.75%, 3/01/31 (a) ...........................             700        795,641
                                                                     -----------
ENERGY-0.3%
Conoco Funding Co.
   5.45%, 10/15/06 ..............................             230        230,329
The Williams Companies., Inc.
   7.50%, 1/15/31 ...............................             150        146,555
                                                                     -----------
                                                                         376,884
                                                                     -----------
ENTERTAINMENT & LEISURE-1.2%
The Walt Disney Co.
   4.875%, 7/02/04 ..............................           1,290      1,297,772
                                                                     -----------
FINANCIAL-4.8%
Household Finance Corp.
   5.875%, 11/01/02 .............................           1,150      1,180,982
   6.50%, 11/15/08 ..............................             975        974,851
Merrill Lynch & Co., Inc.
   5.35%, 6/15/04 ...............................           1,295      1,325,018
Morgan Stanley Dean Witter & Co.
   6.10%, 4/15/06 ...............................           1,020      1,052,111
Washington Mutual Financial Corp.
   6.875%, 5/15/11 ..............................             745        766,865
                                                                     -----------
                                                                       5,299,827
                                                                     -----------
FOOD/BEVERAGE-1.7%
Kraft Foods, Inc.
   4.625%, 11/01/06 .............................             300        293,818
   5.625%, 11/01/11 .............................             650        631,547
Pepsi Bottling Group, Inc.
   7.00%, 3/01/29 ...............................             700        739,865
Tyson Foods, Inc.
   8.25%, 10/01/11 (a) ..........................             230        243,985
                                                                     -----------
                                                                       1,909,215
                                                                     -----------
HEALTHCARE-0.5%
Bristol-Myers Squibb Co.
   4.75%, 10/01/06 ..............................             560        556,057
                                                                     -----------
INDUSTRIAL-1.4%
Tyco International Group S.A.
   6.375%, 2/15/06 ..............................           1,475      1,507,822
                                                                     -----------
NON-AIR TRANSPORTATION-0.0%
Union Pacific Corp.
   6.625%, 2/01/29 ..............................              20         19,289
                                                                     -----------
PAPER/PACKAGING-0.3%
International Paper Co.
   6.75%, 9/01/11 ...............................             355        359,604
                                                                     -----------
PETROLEUM PRODUCTS-1.1%
Amerada Hess Corp.
   7.875%, 10/01/29 .............................             790        852,006
Devon Energy Corp.
   7.875%, 9/30/31 (a) ..........................             380        385,719
                                                                     -----------
                                                                       1,237,725
                                                                     -----------
PUBLIC UTILITIES-ELECTRIC & GAS-2.6%
Cilcorp, Inc.
   9.375%, 10/15/29 .............................             325        322,648
FirstEnergy Corp.
   6.45%, 11/15/11 ..............................             525        513,141
KeySpan Corp.
   7.25%, 11/15/05 ..............................             290        308,346
Powergen U.S. Funding LLC
   4.50%, 10/15/04 ..............................             525        519,799
Progress Energy, Inc.
   7.75%, 3/01/31 ...............................             145        155,555
PSEG Energy Holdings, Inc.
   8.50%, 6/15/11 (a) ...........................             730        715,297
TXU Corp.
   6.375%, 6/15/06 ..............................             205        206,680
   6.375%, 1/01/08 ..............................             165        163,501
                                                                     -----------
                                                                       2,904,967
                                                                     -----------
RETAIL-0.5%
Wal-Mart Stores, Inc.
   6.875%, 8/10/09 ..............................             520        562,791
                                                                     -----------
SOVEREIGN-1.0%
Quebec Province
   7.50%, 9/15/29 ...............................             265        296,507
United Mexican States
   8.375%, 1/14/11 ..............................             835        868,400
                                                                     -----------
                                                                       1,164,907
                                                                     -----------
Total Corporate Debt Obligations
   (cost $37,726,685) ...........................                     38,546,715
                                                                     -----------

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES-6.4%
Citibank Credit Card
   Issuance Trust,
   Series 2000-A3
   6.875%, 11/15/07 .............................   $       1,935   $  2,068,031
Citibank Credit Card
   Issuance Trust,
   Series 2001-A6
   5.65%, 6/16/08 ...............................             815        834,068
Citibank Credit Card
   Master Trust I
   Series 1997-6A
   6.323%, 8/15/04 ..............................             910        813,331
Daimler-Chrysler
   Auto Trust
   Series 2001-CA4
   4.63%, 12/06/06 ..............................             560        564,200
Discover Card
   Master Trust I
   Series 1999-6A
   6.85%, 7/17/07 ...............................             765        814,881
Discover Card
   Master Trust I
   Series 2000-9A
   6.35%, 7/15/08 ...............................             560        587,850
Fleet Credit Card
   Master Trust II
   Series 2001-B
   5.60%, 12/15/08 ..............................             700        712,908
MBNA Credit Card
   Master Note Trust
   Series 2001-A1
   5.75%, 10/15/08
   Total Asset Backed
   Securities
   (cost $6,935,214) ............................             710        727,750
                                                                    ------------
                                                                       7,123,019
                                                                    ------------
SHORT-TERM INVESTMENTS-13.9%
U.S. TREASURY SECURITIES-2.7%
U.S. Treasury Bills
   0.01%, 6/20/02 ...............................           3,045      3,019,677
                                                                    ------------
TIME DEPOSIT-11.2%
State Street Euro Dollar
   1.25%, 1/02/02 ...............................          12,497     12,497,000
                                                                    ------------
Total Short-Term Investments
   (amortized cost $15,516,677) .................                     15,516,677
                                                                    ------------
TOTAL INVESTMENTS-99.0%
   (cost $109,363,076) ..........................                    110,604,031
Other assets less liabilities-1.0% ..............                      1,061,740
                                                                    ------------
NET ASSETS-100% .................................                   $111,665,771
                                                                    ============

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2001, the aggregate market value of these securities amounted to $5,940,766 or 5.3% of net assets.

      See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $109,363,076) ....   $ 110,604,031
   Cash .......................................................             934
   Receivable for investment securities sold ..................       1,512,175
   Interest receivable ........................................       1,205,760
   Receivable for capital stock sold ..........................         122,851
                                                                  -------------
   Total assets ...............................................     113,445,751
                                                                  -------------
LIABILITIES
   Payable for investment securities purchased ................       1,537,876
   Payable for capital stock redeemed .........................          94,835
   Advisory fee payable .......................................          73,514
   Accrued expenses ...........................................          73,755
                                                                  -------------
   Total liabilities ..........................................       1,779,980
                                                                  -------------
NET ASSETS ....................................................   $ 111,665,771
                                                                  =============
COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................   $       9,309
   Additional paid-in capital .................................     108,030,714
   Undistributed net investment income ........................       4,030,221
   Accumulated net realized loss on investments ...............      (1,645,428)
   Net unrealized appreciation of investments .................       1,240,955
                                                                  -------------
                                                                  $ 111,665,771
                                                                  =============
Class A Shares
   Net assets .................................................   $ 104,634,528
                                                                  =============
   Shares of capital stock outstanding ........................       8,719,853
                                                                  =============
   Net asset value per share ..................................   $       12.00
                                                                  =============
Class B Shares
   Net assets .................................................   $   7,031,243
                                                                  =============
   Shares of capital stock outstanding ........................         588,921
                                                                  =============
   Net asset value per share ..................................   $       11.94
                                                                  =============

--------------------------------------------------------------------------------

See Notes to Financial Statements

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ...................................................   $   4,671,787
                                                                  -------------
EXPENSES
   Advisory fee ...............................................         487,416
   Distribution fee-Class B ...................................          13,170
   Custodian ..................................................          84,352
   Administrative .............................................          76,148
   Audit and legal ............................................          41,711
   Printing ...................................................          25,981
   Directors' fees ............................................           3,653
   Transfer agency ............................................             892
   Miscellaneous ..............................................           3,920
                                                                  -------------
   Total expenses .............................................         737,243
                                                                  -------------
   Net investment income ......................................       3,934,544
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions ...............       2,253,982
   Net change in unrealized appreciation/depreciation
     of investments ...........................................        (565,201)
                                                                  -------------
   Net gain on investments ....................................       1,688,781
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................   $   5,623,325
                                                                  =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                           Year Ended       Year Ended
                                                                          December 31,     December 31,
                                                                              2001             2000
                                                                          =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ..............................................   $   3,934,544    $   3,465,389
   Net realized gain (loss) on investments ............................       2,253,982       (1,416,162)
   Net change in unrealized appreciation/depreciation of investments ..        (565,201)       4,129,962
                                                                          -------------    -------------
   Net increase in net assets from operations .........................       5,623,325        6,179,189
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ..........................................................      (3,237,848)      (3,308,824)
     Class B ..........................................................        (225,880)         (89,188)
CAPITAL STOCK TRANSACTIONS
   Net increase .......................................................      47,709,135       (2,925,641)
                                                                          -------------    -------------
   Total increase .....................................................      49,868,732         (144,464)
NET ASSETS
   Beginning of period ................................................      61,797,039       61,941,503
                                                                          -------------    -------------
   End of period (including undistributed net investment income of
     $4,030,221 and $3,441,643, respectively) .........................   $ 111,665,771    $  61,797,039
                                                                          =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The U.S. Government/High Grade Securities Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek high current income consistent with preservation of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of in vestments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment trans actions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class

                                          Alliance Variable Products Series Fund
================================================================================

shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to recognition of bond premium and merger transactions, resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investments and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.

7. Change in Accounting Principle

As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $27,039 reduction in cost of investments and a corresponding $27,039 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $201,695, increase net unrealized appreciation of investments by $56,314, and increase net realized gain on investment transactions by $145,381. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .60% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $76,148 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, the Portfolio received no such waivers/reimbursements.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $892 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations ...................................  $  42,414,681
U.S. government and agencies ..................................    193,344,999
Sales:
Stocks and debt obligations ...................................  $  13,826,330
U.S. government and agencies ..................................    184,254,176

At December 31, 2001, the cost of investments for federal income tax purposes was $109,620,955. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .................................  $   1,668,971
Gross unrealized depreciation .................................       (685,895)
                                                                 -------------
Net unrealized appreciation ...................................  $     983,076
                                                                 =============

Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:

                                                      2001               2000
                                                   ==========         ==========
Distributions paid from:
   Ordinary income .......................         $3,463,728         $3,398,012
                                                   ----------         ----------
Total taxable distributions ..............          3,463,728          3,398,012
                                                   ----------         ----------
Total distributions paid .................         $3,463,728         $3,398,012
                                                   ==========         ==========

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................         $ 4,113,574
                                                                 -----------
Accumulated earnings ...................................           4,113,574
Accumulated capital and other losses ...................          (1,470,902)(a)
Unrealized appreciation/(depreciation) .................             983,076 (b)
                                                                 -----------
Total accumulated earnings/(deficit) ...................         $ 3,625,748
                                                                 ===========

--------------------------------------------------------------------------------

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $1,470,902 of which $82,323 expires in the year 2006, $192,618 expires in the year 2007 and $1,195,961 expires in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust High Grade Fixed Income Portfolio, may apply.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had no securities on loan. For the year ended December 31, 2001, the Portfolio received fee income of $6,708 which is included in interest income in the accompanying statement of operations.

--------------------------------------------------------------------------------

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows.

                                                   ------------------------------    ------------------------------
                                                               SHARES                            AMOUNT
                                                   ------------------------------    ------------------------------
                                                    Year Ended       Year Ended       Year Ended       Year Ended
                                                   December 31,     December 31,     December 31,     December 31,
                                                       2001             2000             2001             2000
                                                   =============    =============    =============    =============
Class A
Shares sold ....................................       4,442,708          666,409    $  52,882,233    $   7,513,963
Shares issued in connection with
   acquisition of Brinson Series Trust
   High Grade Portfolio ........................         164,778               -0-       1,996,044               -0-
Shares issued in reinvestment of
   dividends ...................................         280,819          305,524        3,237,848        3,308,824
Shares redeemed ................................      (1,147,890)      (1,406,462)     (13,699,659)     (15,772,586)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........................       3,740,415         (434,529)   $  44,416,466    $  (4,949,799)
                                                   =============    =============    =============    =============

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                   ------------------------------    ------------------------------
                                                               SHARES                            AMOUNT
                                                   ------------------------------    ------------------------------
                                                    Year Ended       Year Ended       Year Ended       Year Ended
                                                   December 31,     December 31,     December 31,     December 31,
                                                       2001             2000             2001             2000
                                                   =============    =============    =============    =============
Class B
Shares sold ....................................         476,668          255,354    $   5,646,452    $   2,849,180
Shares issued in reinvestment of
   dividends ...................................          19,659            8,258          225,880           89,188
Shares redeemed ................................        (218,947)         (80,914)      (2,579,663)        (914,210)
                                                   -------------    -------------    -------------    -------------
Net increase ...................................         277,380          182,698    $   3,292,669    $   2,024,158
                                                   =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE J: Acquisition of Brinson Series Trust High Grade Portfolio

On October 26, 2001, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust High Grade Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust High Grade Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 164,778 shares of the Portfolio for 229,628 shares of Brinson Series Trust High Grade Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust High Grade Portfolio immediately before the acquisition were $104,271,650 and $1,996,044 (including $70,905 net unrealized appreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $106,267,694.

--------------------------------------------------------------------------------

NOTE K: Proposed Acquisition of Brinson Series Trust Strategic Fixed Income Portfolio

The Portfolio's Board of Directors approved the acquisition of the assets and liabilities of the Brinson Series Trust Strategic Fixed Income Portfolio pursuant to a plan of reorganization to be approved by the shareholders of Brinson Series Trust Strategic Fixed Income Portfolio. If the acquisition receives shareholder approval, the acquisition is expected to be completed during the second quarter of 2002.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       -----------------------------------------------------------------
                                                                                   CLASS A
                                                       -----------------------------------------------------------------
                                                                           Year Ended December 31,
                                                       =================================================================
                                                        2001(a)         2000         1999         1998            1997
                                                       ========       ========     ========     ========        ========
Net asset value, beginning of period ...............   $  11.68       $  11.18     $  12.27     $  11.93        $  11.52
                                                       --------       --------     --------     --------        --------
Income From Investment Operations
Net investment income (b) ..........................        .57            .67          .64          .63(c)          .68(c)
Net realized and unrealized gain (loss)
   on investment transactions ......................        .33            .52         (.94)         .32             .29
                                                       --------       --------     --------     --------        --------
Net increase (decrease) in net asset
   value from operations ...........................        .90           1.19         (.30)         .95             .97
                                                       --------       --------     --------     --------        --------
Less: Dividends and Distributions
Dividends from net investment income ...............       (.58)          (.69)        (.49)        (.55)           (.54)
Distributions from net realized gain on investments          -0-            -0-        (.30)        (.06)           (.02)
                                                       --------       --------     --------     --------        --------
Total dividends and distributions ..................       (.58)          (.69)        (.79)        (.61)           (.56)
                                                       --------       --------     --------     --------        --------
Net asset value, end of period .....................   $  12.00       $  11.68     $  11.18     $  12.27        $  11.93
                                                       ========       ========     ========     ========        ========
Total Return
Total investment return based on net asset value (d)       7.88%         11.08%       (2.45)%       8.22%           8.68%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $104,635       $ 58,170     $ 60,504     $ 58,418        $ 36,198
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....        .89%           .95%         .86%         .78%            .84%
   Expenses, before waivers and reimbursements .....        .89%           .95%         .86%         .91%            .84%
   Net investment income ...........................       4.86%          5.95%        5.51%        5.24%(c)        5.89%(c)
Portfolio turnover rate ............................        259%           236%         172%         235%            114%

--------------------------------------------------------------------------------

See footnote summary on page 16.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS continued            Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ---------------------------------------
                                                                                     CLASS B
                                                                     ---------------------------------------
                                                                                                  June 2,
                                                                     Year Ended December 31,    1999 (e) to
                                                                     =======================    December 31,
                                                                      2001(a)        2000           1999
                                                                     =========     =========    ============
Net asset value, beginning of period .............................   $   11.64     $   11.16     $   11.13
                                                                     ---------     ---------     ---------
Income From Investment Operations
Net investment income (b) ........................................         .55           .63           .33
Net realized and unrealized gain (loss) on investment transactions         .31           .53          (.30)
                                                                     ---------     ---------     ---------
Net increase in net asset value from operations ..................         .86          1.16           .03
                                                                     ---------     ---------     ---------
Less: Dividends
Dividends from net investment income .............................        (.56)         (.68)           -0-
                                                                     ---------     ---------     ---------
Net asset value, end of period ...................................   $   11.94     $   11.64     $   11.16
                                                                     =========     =========     =========
Total Return
Total investment return based on net asset value (d) .............        7.60%        10.84%          .27%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $   7,031     $   3,627     $   1,438
Ratio to average net assets of:
   Expenses ......................................................        1.14%         1.20%         1.15%(f)
   Net investment income .........................................        4.61%         5.67%         5.48%(f)
Portfolio turnover rate ..........................................         259%          236%          172%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.03 and $.03, increase net realized and unrealized gain on investments per share by $.03 and $.03, and decrease the ratio of net investment income to average net assets from 5.11%, 4.86% and 4.86% to 4.61%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distribution.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
U.S. Government / High Grade Securities
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the U.S. Government / High Grade Securities Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government / High Grade Securities Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 12, 2002

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
   NAME, ADDRESS,                             PRINCIPAL                                COMPLEX         DIRECTORSHIPS
  AGE OF DIRECTOR                          OCCUPATION(S)                             OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                            DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and                   113                None
1345 Avenue of the Americas,     a Director of ACMC, with which he has
New York, NY 10105 (12)          been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and                  88          Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the Equitable                          BP Amoco Corp.
Stamford, CT 06903 (10)          Life Assurance Society of the United States;
                                 Chairman and Chief Executive Officer of Evlico;
                                 a Director of Avon, Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation. She is currently a Director of
                                 Ecolab Incorporated (specialty chemicals) and
                                 BP Amoco Corporation (oil and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December 1994,              94                None
P.O. Box 167,                    Senior Vice President of ACMC responsible
Spring Lake, New Jersey          for mutual fund administration. Prior to joining
07762 (12)                       ACMC in 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior
                                 to that, Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the Board             91                None
P.O. Box 12,                     of Save Venice, Inc. (preservation organization).
Annandale, New York              Formerly a Senior Advisor from June 1999-
12504 (10)                       June 2000 and President from December 1989-
                                 May 1999 of Historic Hudson Valley (historic
                                 preservation). Previously, Director of the
                                 National Academy of Design. During 1988-92,
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
   NAME, ADDRESS,                             PRINCIPAL                                COMPLEX         DIRECTORSHIPS
  AGE OF DIRECTOR                           OCCUPATION(S)                            OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS                          DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+ 69,    Investment Adviser and an independent                    110               None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill                  91          Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,                103               None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

U.S GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
-------------------------------------------------------------------------------------------------------------------
John D. Carifa, 56               Chairman & President         See biography above.

Kathleen A. Corbet, 42           Senior Vice President        Executive Vice President of ACMC, with which she has
                                                              been associated since prior to 1997.

Alfred L. Harrison, 64           Senior Vice President        Vice Chairman of ACMC, with which he has been
                                                              associated since prior to 1997.

Wayne D. Lyski, 60               Senior Vice President        Executive Vice President of ACMC, with which he has
                                                              been associated with since prior to 1997.

Matthew Bloom, 45                Vice President               Senior Vice President of ACMC, with which he has
                                                              been associated since prior to 1997.

Edmund P. Bergan, Jr., 51        Secretary                    Senior Vice President and the General Counsel of
                                                              Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                              Global Investor Services Inc. ("AGIS"), with which
                                                              he has been associated since prior to 1997.

Mark D. Gersten, 51              Treasurer and Chief          Senior Vice President of AGIS, with which he has been
                                 Financial Officer            associated since prior to 1997.

Thomas R. Manley, 50             Controller                   Vice President of ACMC, with which he has been
                                                              associated since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.